                                EXHIBIT 1(10)



                                   GENERAL
                                  AMERICAN [logo]



                                APPLICATION
                                    FOR
                                    LIFE
                                 INSURANCE



                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                            ST. LOUIS, MISSOURI



              1067711    This Form Can Only Be Used In Idaho.
              (6/97)





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----------------------------------------------------------------------------
NOTICE OF INFORMATION PRACTICES
----------------------------------------------------------------------------


TO THE APPLICANT AND PROPOSED INSURED
Thank you for applying for insurance with General American Life Insurance Company. Some personal information was furnished by you in the application and we may obtain information from other sources. We may call you from our Home Office in St. Louis to confirm or add to this information. The questions asked during the phone interview will be detailed, so you may wish to have records about your income and health history at hand.

We need such information to see if you qualify for the insurance. This application contains an Authorization which will allow us to obtain this information and share it with others in some instances. All information will be treated as confidential by us and our reinsurers. However, in some cases, information may have to be disclosed to others, such as your doctor or an insurance regulator, without your prior consent. We, or our reinsurers may also release information to other life insurance companies to whom you apply for life or health insurance or to whom a claim is submitted.

We may request an investigative consumer report from a consumer reporting agency. This report will contain information about your character, general reputation, personal characteristics, mode of living and health. The information may be obtained through interviews with you, your neighbors, friends and others who know you. On request we will disclose to you whether or not such a report was done, and the nature and scope of the investigation. You have the right to review and to correct this information. You or your authorized representative have the right to obtain copies of any investigative consumer report which is done. We will provide you the name and address of the consumer reporting agency so that you may request a copy of the report.

MEDICAL INFORMATION BUREAU (MIB, INC.) NOTICE
We or our reinsurers may make a brief report to the MIB, Inc. when you apply or submit a claim for life insurance. MIB, Inc. is a nonprofit organization of life insurance companies. It operates an information exchange on behalf of its members. MIB, Inc. will provide a member company information from its file when: (1) you apply or submit a claim to that company for life insurance; and (2) that company has your signed authorization.

MIB, Inc. will give you information from your file on receipt of a request from you. Under the provisions of the Fair Credit Reporting Act, you may question the accuracy of information in the file and seek a correction by contacting the MIB, Inc. The Address of MIB, Inc. is: MIB, Inc. PO Box 105, Essex Station, Boston, Massachusetts 02112, Telephone: (617) 426-3660.

If you want to know more about our practices and your rights, further information can be obtained from General American Life Insurance Company, Individual Operations, New Business Administration, 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


             THIS PAGE MUST BE LEFT WITH THE PROPOSED INSURED.



1067711
(6/97)

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                         APPLICATION FOR LIFE INSURANCE

                                    General
                                    American
                             Life Insurance Company
                              St. Louis, Missouri
--------------------------------------------------------------------------------
1.  PROPOSED INSURED
--------------------------------------------------------------------------------
 Name (Last, First, Middle)                                    Gender
 -------------------------------------------------------------------------------
                                                                / / Male
                                                                / / Female
 -------------------------------------------------------------------------------
 Social Security #      Date of Birth    Age                   Birthplace
                        (MM/DD/YY)       (Nearest Birthday)
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 Home Address (Street, City, State, Zip)                          Home Phone
 -------------------------------------------------------------------------------
                                                                  (   )



 -------------------------------------------------------------------------------
 Name and Address of Employer                   Years Employed    Work Phone
 ------------------------------------------------------------------------------
                                                                  (   )



 -------------------------------------------------------------------------------
 Occupation            Annual Earned Income From Occupation    Net Worth
 -------------------------------------------------------------------------------
                       $                                       $
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2.  BENEFICIARY    PROVIDE FULL NAME & RELATIONSHIP OF EACH TO PROPOSED INSURED.
--------------------------------------------------------------------------------
 Primary                                 Contingent
 --------------------------------------  ---------------------------------------





 --------------------------------------  ---------------------------------------
--------------------------------------------------------------------------------
3.  OWNER
--------------------------------------------------------------------------------
    / /  Proposed Insured (Do not designate a Contingent Owner.)
    / /  Other (Provide Full Name, Address, Date of Birth & Relationship of
         each to Proposed Insured.)
 Original                                Contingent
 --------------------------------------  ---------------------------------------




                                             The policy provides that if the
                                         Original Owner predeceases the Insured,
                                          ownership will vest in the estate of
                                         the deceased Owner unless a Contingent
                                                   Owner is designated.
 --------------------------------------  ---------------------------------------
                                            ------------------------------------
 Social Security or Tax # of Original Owner
 (REQUIRED BY LAW)                          ------------------------------------
--------------------------------------------------------------------------------
4.  PREMIUM PAYOR
--------------------------------------------------------------------------------
    / / Proposed Insured   / / Owner   / / Employer   / / Other:
                                                          (Provide Full Name
                                                          and Billing Address.)
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------



1067711
(6/97)                                                                    000398


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--------------------------------------------------------------------------------
5.  COVERAGE APPLIED FOR      INCLUDE SIGNED AND DATED ILLUSTRATION.
--------------------------------------------------------------------------------
             --------------------                          --------------------
       PLAN                              BASE FACE AMOUNT   $
             --------------------                          --------------------

       Contract Type (UL and VUL):  Option:  / / A    / / B    / / C

                                                      BENEFITS AND RIDERS
-------------------------------------------------------------------------------------------------------------------------------
              TRADITIONAL                                    UL                                        VUL
              -----------                                    --                                        ---
/ / Waiver of Premium                    / / Waiver of Monthly Deduction             / / Waiver of Monthly Deduction
/ / Non Convertible Waiver of            / / Waiver of Specified Premium             / / Waiver of Specified Premium
    Premium                                  $_________ (Monthly Premium)                $_________ (Monthly Premium)
/ / Accidental Death $_________________  / / Accidental Death $____________________  / / Accidental Death $____________________
/ / Accelerated Benefits                 / / Accelerated Benefits                    / / Add'l Insured Family Term
    (Complete Disclosure.)                   (Complete Disclosure.)                      $_______________
/ / Dec. Spec Term II $________________  / / Add'l Insured Family Term                   Relationship to Proposed
/ / Lev. Spec Term II $________________      $_____________________________________      Insured ______________________________
/ / PAR (Face Amt.)   $________________      Relationship to Proposed                    (Complete App. on Additional Insured.)
/ / Values +1 Units   #________________      Insured ______________________________  / / GIO $_________________________________
/ / APO  $________________   Yr _______      (Complete App. on Additional Insured.)  / / Children's Ins. Unit #________________
/ / GPO  $________________               / / APW                                         (Complete Children's Ins. App.)
/ / EGPR                                 / / GIO $_________________________________  / / GSPO
/ / Children's Ins. Units #____________  / / Children's Ins. Units #_______________      $_________________ on ________________
    (Complete Children's Ins. Appl.)         (Complete Children's Ins. App.)             $_________________ on ________________
/ / Survivor Insurability                / / IBO  ____________ %   or   / / CPI          (Complete App. for each life.)
    $__________________________________  / / SC $ ____________ / / Var  / / Lev      / / SCTR $________________________________
    (Complete App. on Designated Life.)  / / GSPO                                    / / IBR __________ %   or   / / CPI
/ / GSPO                                     $________________ on _________________      (VUL 100)
    $________________ on ______________      $________________ on _________________  / / IBO __________ %   or   / / CPI
    $________________ on ______________      (Complete App. for each life.)              (Select Plus)
    (Complete App. for each life.)       / / ABO    $____________ or %_____________  / / Other ______________ $ _______________
/ / Other _____________ $ _____________      Option #_________________
/ / Other _____________ $ _____________  / / JSC $ ____________ / / Var  / / Lev     COMPLETE #7 AND #8 FOR FUND
/ / Other _____________ $ _____________  / / Flex 1 $____________ Initial Face Amt.  ALLOCATION AND SUITABILITY
                                             / / Inc.  / / Dec.  / / Lev. $________  INFORMATION.
                                             (If Beneficiary different, provide
                                             in #14.)
                                         / / EGIR (Confidence Plus)
                                         / / Other _______________ $ ______________
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.  PREMIUMS AND DIVIDENDS
--------------------------------------------------------------------------------
 Billing                                 Mode
 --------------------------------------  ---------------------------------------
 / / Pre-Authorized Check Monthly        / / Annual
 / / Direct  / / Combined Direct         / / Semi-Annual
                 (Traditional)           / / Quarterly
 / / List    / / Payroll Deduction       / / Monthly (Direct Monthly Available
 / / Single Premium (UL and VUL)             on Trad. Only.)
 --------------------------------------  ---------------------------------------
                       ----------------                           --------------
 Add to existing Bill #                  Premium Amt. (UL and VUL) $
                       ----------------                           --------------

 Dividend Option (if eligible)                   Automatic Premium Payment      Loan Interest Rate
 ----------------------------------------------  -----------------------------  ------------------------
  / / Pd. Up Addns. (Trad.)  / / Cash                    (Traditional)                 (Traditional)
  / / Reduce Prem. (Trad.)   / / Accum. (Trad.)   / / Div. Accum.  / / Loan      / / Indexed (Automatic)
  / / Inc. Cash Value (UL and VUL)                / / Both         / / Neither   / / 8% Variable (WL-98)
 ----------------------------------------------  -----------------------------  ------------------------



1067711
(6/97)                                                                    000398


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--------------------------------------------------------------------------------
7.  VUL FUND ALLOCATION
--------------------------------------------------------------------------------
 Net Premium Allocation: (0 OR MINIMUM OF 5%. PERCENTAGES MUST BE IN WHOLE
                         NUMBERS AND TOTAL 100%.)
 -------------------------------------------------------------------------------
  GENERAL AMERICAN CAPITAL COMPANY:   FIDELITY'S VIP & VIP II FUNDS:
   Money Market Fund          _____%   Equity-Income Portfolio            _____%
   S & P 500 Index Fund       _____%   Growth Portfolio                   _____%
   Bond Index Fund            _____%   Overseas Portfolio                 _____%
   Managed Equity Fund        _____%   High Income Portfolio              _____%
   Asset Allocation Fund      _____%   Asset Manager Portfolio            _____%
   International Index Fund   _____%
   Mid-Cap Equity Fund        _____%  The following funds are only available for
   Small-Cap Equity Fund      _____%  Select Plus and Russell VUL:
  VAN ECK WORLDWIDE INSURANCE TRUST:  RUSSELL INSURANCE FUNDS, INC.:
   Worldwide Hard Assets Fund _____%   Multi-Style Equity Fund            _____%
  OTHER FUNDS:                         Aggressive Equity Fund             _____%
   _______________________    _____%   Non-U.S. Fund                      _____%
   _______________________    _____%   Core Bond Fund                     _____%
   General Account            _____%
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8.  VUL SUITABILITY
--------------------------------------------------------------------------------
                                                                       YES   NO
 Have you received a prospectus for the policy applied for?            / /   / /
                   -------------                       ------------
 Date of prospectus              Date of any supplement
                   -------------                       ------------
 Is a current Customer Information Statement for this owner on file with Walnut Street Securities? (If "No", one must be submitted
 with this application.)                                               / /   / /
 Do you understand that:
   1. THE DEATH BENEFIT AND CASH SURRENDER VALUE WILL INCREASE OR
      DECREASE DEPENDING ON INVESTMENT EXPERIENCE?                     / /   / /
   2. THERE IS NO GUARANTEED MINIMUM DEATH BENEFIT OR CASH
      SURRENDER VALUE?                                                 / /   / /
 Do you believe that the policy applied for meets your insurance
 needs and your anticipated financial objectives?                      / /   / /

 I REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FOLLOWING INVESTMENT COMPANY(IES):
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9.  / / ADDITIONAL    / / ALTERNATE    INCLUDE SIGNED AND DATED ILLUSTRATION
                                       FOR EACH.
--------------------------------------------------------------------------------
 Provide details including plan, amount and riders. If Beneficiary and Owner other than original, indicate below.
 -------------------------------------------------------------------------------





 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
10. HOME OFFICE ENDORSEMENTS ONLY
--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------





 -------------------------------------------------------------------------------

1067711
(6/97)                                                                    000398

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--------------------------------------------------------------------------------
11. OTHER INSURANCE
--------------------------------------------------------------------------------
 a. Total Life Insurance now in force on Proposed Insured. If "NONE", check / /

                      Year of   Personal  Business   Accidental  Waiver of Prem.
Company and Policy #   Issue   Ins. Amt.  Ins. Amt.  Death Amt.     Yes    No
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 If additional space is needed, provide information in "Details" below.
                                                                       YES   NO
 b. Are you currently applying for life insurance with any other
    company? (If "Yes", provide information in "Details" below.)       / /   / /
 c. Will the insurance being applied for replace any of the above
    or any in force annuities?                                         / /   / /
 d. Will the insurance being applied for receive any values (to pay premiums or additional payments) from another policy/contract? / / / / If either "c" or "d" is answered "Yes", circle affected coverage above or indicate in "Details" below.
 Policy/contract number MUST be provided. (Complete and submit required replacement forms.)
--------------------------------------------------------------------------------
12. GENERAL INFORMATION
--------------------------------------------------------------------------------
 Have you: (Provide explanation of "Yes" answers in "Details" below.)  YES   NO
 a. Ever been declined, postponed, rated or offered a policy
    different than that applied for?                                   / /   / /
 b. Any intention to travel or reside outside the United States?       / /   / /
 c. Been a pilot or student pilot during the past 3 years or have any intention of becoming a pilot or student pilot in any type
    of aircraft?                                                       / /   / /
    (If "Yes", complete Aviation Supplement.)
 d. Participated in, or do you contemplate participating in:
    aeronautics, competitive racing, underwater or sky diving, mountain climbing, or any other similar avocation? (If "Yes",
    complete Avocation Supplement.)                                    / /   / /
 e. Ever had a traffic citation for driving while intoxicated or
    driving under the influence of intoxicants or drugs?               / /   / /
 f. Within the past three years, had any moving vehicle violation?     / /   / /
                            -----------------------------------       ----------
 Provide Driver's License #                                      State
                            -----------------------------------       ----------
--------------------------------------------------------------------------------
13. DETAILS TO "YES" ANSWERS ABOVE
--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------





 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
14. ADDITIONAL INSTRUCTIONS
--------------------------------------------------------------------------------
 -------------------------------------------------------------------------------



 -------------------------------------------------------------------------------

1067711
(6/97)                                                                    000398

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

--------------------------------------------------------------------------------
DECLARATIONS AND AUTHORIZATION
--------------------------------------------------------------------------------

 I agree that:
 - The statements and answers in this application and any amendments to it, in any supplements, or made to the medical examiner are true and complete to the best of my knowledge and belief and will be the basis of any insurance issued and will be part of any policy issued.
 - Knowledge of the agent or medical examiner will not be imputed to the Company unless stated in this application or any amendments to it, in any supplements or medical reports received in the Home Office. No printed provision of this application will be modified or waived except by an endorsement signed by an officer at the Home Office. No agent or medical examiner has the authority to make or alter any contract for the Company.
 - My acceptance of any insurance policy means I agree to any changes shown in #10, where state law permits Home Office endorsements.
 - If a premium payment is given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement.
 - If a premium payment is not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.
 - If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.
 The Applicant and agent certify that the Applicant has read, or had read to him or her the completed application and that he or she realizes that any false statement or misrepresentation therein may result in loss of coverage under the policy.

 CERTIFICATION: UNDER PENALTIES OF PERJURY I CERTIFY THAT:
 (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR, IF NO NUMBER IS SHOWN, I AM WAITING FOR A NUMBER TO BE ISSUED TO ME); AND
 (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

 **PLEASE NOTE: YOU MUST CROSS OUT AND INITIAL #(2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.**

1067711
(6/97)                                                                    000398

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

--------------------------------------------------------------------------------
DECLARATIONS AND AUTHORIZATION (CONT.)
--------------------------------------------------------------------------------

 I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, consumer reporting agency or employer to release to General American Life Insurance Company, its subsidiaries, its reinsurers or its legal representatives any information they may have relative to diagnosis, treatment and prognosis of any physical or mental condition including drug and/or alcohol abuse and/or any other information about me. I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurers, the Medical Information Bureau, other persons or organizations performing business or legal services in connection with my application, and other insurance companies to whom I have applied or to whom a claim has been made, or as may be otherwise lawfully required, or as I may further authorize. I know that I may request a copy of this Authorization. I also acknowledge receipt of the Notice of Information Practices. I understand that if an investigative consumer report is ordered in connection with this application, I may be interviewed in connection with the preparation of the report and, upon request, I will be provided with a copy of the report. A photographic copy of this Authorization will be as valid as the original. This Authorization will be valid for 30 months from the date shown below.

 / / By checking this box, I authorize the Company to make changes (i.e., Beneficiary, Owner, address, transfer of funds, re-allocation of net premiums) to my policy based upon instructions received from any person who can furnish proper identification. Neither the Company nor any person acting on its behalf will be subject to any claim, loss or liability for acting in good faith upon instructions received.

 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

           -------------------------------------------       -------------------
 Signed at                                              Date
           -------------------------------------------       -------------------
                          (City, State)                           (MM/DD/YY)

 -------------------------------------------------------------------------------
 I certify that I have truly and accurately recorded on all parts of this application the information supplied by the Applicant.

 In light of the financial need of the Proposed Insured and Owner, the purpose of this sale has been discussed with the Owner, and I believe this application to be a suitable recommendation.

   1. __ To the best of my knowledge, this is a replacement.
         (Complete and submit required replacement forms.)
      __ To the best of my knowledge, this is not a replacement.

   2. For VUL: Did you deliver the current prospectus and were all of the written sales materials used printed by General American Life Insurance Company?

      __ Yes    __ No



   ---------------------------------------------------------------------------
                         (Signature of Licensed Agent)

 -------------------------------------------------------------------------------




 -------------------------------------------------------------------------------



   ---------------------------------------------------------------------------
                   (Signature of Proposed Insured - Parent or
                  Guardian if Proposed Insured under age 18)



   ---------------------------------------------------------------------------



   ---------------------------------------------------------------------------





   ---------------------------------------------------------------------------
                 (Signature and address of Applicant/Owner if
                  other than Proposed Insured. If Owner is a
               Corporation, Partnership or Trust, an authorized
            officer, partner or trustee must sign and state title.)

 -------------------------------------------------------------------------------


1067711
(6/97)                                                                    000398

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                                    General
                                   American
                            Life Insurance Company
                              St. Louis, Missouri
--------------------------------------------------------------------------------
SOLICITING AGENT'S CERTIFICATE
--------------------------------------------------------------------------------
PERSONAL
--------
 Purpose for Coverage:
  / / Juvenile / / Estate Planning / / Income Replacement / / Other: ________ If Proposed Insured is a juvenile, provide amount of coverage in force on each parent and all siblings.
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                                                      --------------------------
 If Proposed Insured is a non-working spouse, provide
 amount of coverage in force on working spouse.
                                                      --------------------------
 IF THE AMOUNT OF COVERAGE IS GREATER THAN $1,000,000, COMPLETE AND SIGN THE FOLLOWING PERSONAL FINANCIAL STATEMENT WITH THE PROPOSED INSURED:

     -----ANNUAL EARNED INCOME-----                   -----ASSETS-----
                         ----------------                        ---------------
 Salary or Draw           $                  Cash                 $
                         ----------------                        ---------------
 Bonus/Commission         $                  Real Estate          $
                         ----------------                        ---------------
 Other Earnings           $                  Business Equity      $
                         ----------------                        ---------------
 TOTAL EARNED INCOME      $                  Stocks/Bonds         $
                         ----------------                        ---------------
                                             TOTAL ASSETS         $
                                                                 ---------------
     -----ANNUAL UNEARNED INCOME-----               -----LIABILITIES-----
                         ----------------                        ---------------
 Dividends/Interest       $                  Mortgages            $
                         ----------------                        ---------------
 Net Rentals              $                  Personal Loans       $
                         ----------------                        ---------------
 Other                    $                  Other                $
                         ----------------                        ---------------
 TOTAL UNEARNED INCOME    $                  TOTAL LIABILITIES    $
                         ----------------                        ---------------
                         ----------------                        ---------------
 Spouse's Income          $                  Net Worth            $
                         ----------------                        ---------------
                                                                 ---------------
 I declare that the above information is true and complete. Date
                                                                 ---------------
                                                                   (MM/DD/YY)
 Signature of Agent                        Signature of Proposed Insured
 -------------------------------------     -------------------------------------

 -------------------------------------     -------------------------------------
BUSINESS
--------
 Type of Business:  / / Corporation  / / Partnership  / / Sole Proprietorship
 Purpose:  / / Deferred Comp.  / / Exec. Bonus     / / Split Dollar
           / / Buy/Sell        / / Cross Purchase  / / Loan Coverage
           / / Keyperson (Provide how amount was determined in "Details"
               on next page.)
 Financial Data for the last three years:

                               Year Ending       Year Ending      Year Ending
                           -----------------------------------------------------

                           -----------------------------------------------------
  Owner's Equity            $                 $                 $
                           -----------------------------------------------------
  Total Assets              $                 $                 $
                           -----------------------------------------------------
  Liabilities: Current      $                 $                 $
                           -----------------------------------------------------
               Long Term    $                 $                 $
                           -----------------------------------------------------
  Net Sales                 $                 $                 $
                           -----------------------------------------------------
  Net Income                $                 $                 $
                           -----------------------------------------------------


1067711SAC
(6/97)                                                                    000398

--------------------------------------------------------------------------------
SOLICITING AGENT'S CERTIFICATE (CONT.)
--------------------------------------------------------------------------------
 Enter below the names, ownership interest and the amount of business insurance (all companies) carried by all owners, officers, partners and key-persons.

                                           INSURANCE AMOUNT (all companies
                            % of             including General American)
    Name        Title    Ownership       INFORCE      PENDING     CONTEMPLATED
 -------------------------------------------------------------------------------
                                      $            $            $
 -------------------------------------------------------------------------------
                                      $            $            $
 -------------------------------------------------------------------------------
                                      $            $            $
 -------------------------------------------------------------------------------
                                      $            $            $
 -------------------------------------------------------------------------------

 Details:
 -------------------------------------------------------------------------------






 -------------------------------------------------------------------------------

COMMISSIONS
-----------
                                                                 ---------------
 Are you related to the Proposed Insured?  / / Yes:  Relationship
                                           / / No                ---------------

 Type of Commission for WL-100?    / / Normal  / / Spread
 Annualized commission requested?  / / Yes     / / No

                                 If "Yes", provide Signature of General Agent.

                                 -----------------------------------------------

                                 -----------------------------------------------

 Attach agent label or write name and code for agent(s) to be credited with production. Include percentage of split in whole numbers.
 ----------                                ----------
          %                                         %
 -------------------------------------     -------------------------------------





 -------------------------------------     -------------------------------------
 ----------                                ----------
          %                                         %
 -------------------------------------     -------------------------------------





 -------------------------------------     -------------------------------------

 -------------------------------------------------------------------------------
 FOR HOME OFFICE USE ONLY

   Reviewed by:                                   Date:
               ------------------------------          -------------------------
                        (Principal)                           (MM/DD/YY)

 -------------------------------------------------------------------------------


1067711SAC
(6/97)                                                                    000398